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                                                                EXHIBIT 23.1

                           CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement on Form S-8 pertaining to the Spectrum HoloByte, Inc. 1996 Supplemental Stock Plan of our reports dated April 28, 1997, on our audits of the consolidated financial statements and financial statement schedules of Spectrum HoloByte, Inc.


                                       /s/ Coopers & Lybrand L.L.P.



San Jose, California
June 26, 1997